May 4, 2012
Supplemental Financial Information Presentation
Q1 2012
Information is as of March 31, 2012 except as otherwise noted.
It should not be assumed that investments made in the future will be profitable or will equal the performance of investments in this document.
*
*
*
*
*
*
*
*
*
*
*
*
*
Exhibit 99.2

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Legal Disclaimer
We make forward-looking statements in this presentation and other filings we make with the SEC within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. When we use the words “believe,”
“expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, we intend to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: our business and investment strategy; our operating results; our ability to obtain and maintain financing arrangements; the return on equity, the yield on investments and risks associated with investing in real estate assets, including changes in business conditions and the general economy.
The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. Some of these factors are described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as included in ARI’s
Annual Report on Form 10-K for the fiscal year ended December 31, 2011. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Apollo Commercial Real Estate Finance, Inc.
2012 First Quarter Earnings Call
May 4, 2012
Joseph Azrack
Chairman
Stuart Rothstein
Chief Executive Officer, President and Chief Financial Officer
Scott Weiner
Chief Investment Officer of the Manager
Megan Gaul
Controller of the Manager
Hilary Ginsberg
Investor Relations Manager

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Financial Summary
(1) Fixed rate debt refers to the TALF borrowings which were refinanced with the Wells repurchase facility during January 2012.
(2) Debt service coverage is EBITDA divided by interest expense.
Income Statement 2012 2011 % Change
14,429 $          10,938 $                  31.9%
(3,242) $           (3,339) $                   -2.9%
Net interest income (in thousands)
11,187 $          7,599 $                     47.2%
0.42 $               0.29 $                       44.8%
20,966,426     17,551,828            19.5%
March 31, December 31,
Balance sheet 2012 2011 % Change
666,005 $        860,247 $               -22.6%
338,377 $        336,978 $               0.4%
2.8 Years 2.2 Years
1.1x 1.6x
- $                  251,327 $
355,257 $        290,700 $
5.4x 3.9x
Three Months Ended March 31,
Interest income (in thousands)
Interest expense (in thousands)
Operating earnings per share
Basic and diluted weighted average common shares
outstanding
Investments at amortized cost (in thousands)
Net equity (in thousands)
Investments - Weighted average Duration
Debt to equity
Fixed rate debt (in thousands)
(1)
Debt service coverage
(2)
Floating rate debt (in thousands)

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Overview
Operating Earnings per Share
* For the period from ARI’s initial public offering on September 23, 2009 through December 31, 2009.
(1) Return on equity is calculated as annualized operating income for the quarter as a percentage of average equity.
-$0.17
$1.09
$1.47
$0.42
-$0.20
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
2009* 2010 2011 Q1 2012
$1.50
$1.60
$0.40
$0.00
$0.40
$0.80
$1.20
$1.60
$2.00
2009* 2010 2011 Q1 2012
$491
$21,771
$38,464
$11,187
$0
$10,000
$20,000
$30,000
$40,000
2009* 2010 2011 Q1 2012
Dividends per Share
Net Interest Income ($000s)
Return on Equity Based on Operating Income
(1)
9.6%
9.3%
9.8%
10.4%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
Q2 2011 Q3 2011 Q4 2011 Q1 2012

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Q1 Highlights
Financial Results & Earnings Per Share
Operating Earnings for the quarter ended March 31, 2012 of $8.8 million, or $0.42 per diluted common share
(1)
– A per share increase of 45% as compared with Operating Earnings per share for the same period in 2011
– Net interest income of $11.2 million for Q1 2012
– Total expenses of $3.3 million, comprised of management fees of $1.3 million, G&A of
$0.9 million and non-cash, stock based compensation of $1.1 million
GAAP net income for the quarter ended March 31, 2012 of $9.1 million, or $0.43 per diluted common share
Dividend
Declared a dividend of $0.40 per share of common stock for the quarter ended March 31, 2012
Declared a dividend of $0.40 per share of common stock for the quarter ended June 30, 2012
– 10.1% annualized dividend yield based on $15.87 closing price on May 2, 2012
(1) Operating Earnings is a non-GAAP financial measure that is used to approximate cash available for distribution and is defined by the Company as net income, computed in accordance with GAAP, adjusted for (i) non-cash equity compensation expense and (ii) any unrealized gains or losses or other non-cash items included in net income. Please see slide 19 for a reconciliation of operating earnings and operating earnings per diluted common share to GAAP net income and GAAP net income per diluted common share.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Q1 Highlights
Investment and Portfolio Activity
New Investments
– $15 million mezzanine loan on a 165-room hotel and commercial space in New York, NY with an underwritten internal rate of return (“IRR”) of approximately 14.0%
(1)
– $15 million mezzanine loan on a 226-room hotel in New York, NY with an underwritten IRR of approximately
12.8%
(1)
CMBS Sale
– Sold $137.4 million of CMBS, which resulted in approximately $262,000 of net realized gains, generated approximately $14.6 million of equity proceeds for reinvestment and lowered the Company’s debt to equity ratio to 1.1x
Portfolio Summary
Total investments with an amortized cost of $666 million at March 31, 2012
Weighted average underwritten IRR of approximately 14.7%
(1)
Financing Overview
TALF Refinancing
– Refinanced TALF debt with Wells Facility; Increased advance rate generated approximately $14.1 million of additional investable capital, lowered cost of funds by approximately 70 basis points and extended the term of the debt through August 2013
(1) The internal rates of return (“IRR”) for the investments listed reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assumes extensions as well as the cost of borrowings and derivative instruments under the Company’s master repurchase agreement with Wells Fargo Bank, N.A. (“Wells Facility”). There can be no assurance the actual IRRs will equal the underwritten IRRs shown. See “Risk Factors” in the Company’s Annual Report on Form
10-K for the year ended December 31, 2011 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments over time.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Q1 Highlights and Subsequent Events
Book Value
GAAP book value of $16.46 per share as of March 31, 2012
– ARI closed at $15.87 on May 2, 2012 or at a 3.6% discount to book value per share
Fair value of $17.04 per share as of March 31, 2012
(1)
Subsequent Events
New Investments
– Acquired two senior sub-participation interests with an aggregate face value of $23.8 million, part of a $120 million first mortgage loan secured by 20 acres of land in the South Boston Waterfront District, which is entitled for over 5.8 million buildable square feet and is currently used as parking with approximately 3,325 spaces.  The aggregate purchase price of the senior sub-participation interests was $17.8 million (75% of face value) and they are expected to generate an IRR of approximately 21.9%, after the payment of expenses
(2)
Amended Facility
– Amended the JP Morgan repurchase facility to reduce the interest rate spread by 50 basis points (LIBOR +
2.50%); Based upon the Company’s current usage projections, the Company expects the reduced spread should result in an annual interest expense reduction of approximately $250,000
Loan Repayment
– Received repayment from a $24 million first mortgage loan on a hotel in midtown Manhattan, which generated $8.6 million of equity for reinvestment after repayment of $15.4 million of borrowings
(1)  The Company carries loans at amortized cost and its CMBS securities are marked to market.  Management has estimated that the fair value of the Company’s financial assets at March 31, 2012 was approximately $11.9 million greater than the carrying value of the Company’s investment portfolio as of the same date. This represents a premium of $0.58 per share over the Company's GAAP book value as of March 31, 2012.
(2) The internal rates of return (“IRR”) for the investments listed reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assumes extensions as well as the cost of borrowings and derivative instruments under the Wells Facility. There can be no assurance the actual IRRs will equal the underwritten IRRs shown. See “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments over time.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Portfolio Overview
Asset Type
($000s)
Amortized
Cost Borrowings
Equity
at Cost
Remaining
Weighted
Average
Life
(years )
(1)
Weighted
Average
IRR
(2)(3)
First Mortgage Loans
(2)
$108,817 $68,607 $40,210 2.4 17.8%
Subordinate Loans 179,336 - 179,336 5.5 13.9%
Repurchase Agreements 47,439 - 47,439 2.0 13.7%
AAA CMBS 330,413 286,650 43,763 1.5 16.1%
Investments at March 31, 2012 $666,005 $355,257 $310,748 2.8 Years 14.7%
As of March 31, 2012.
(1) Remaining Weighted Average Life assumes all extension options are exercised.
(2) Borrowings under the Company’s master repurchase facility with JPMorgan bear interest at LIBOR plus 300 basis points, or 3.2% at March 31, 2012. The IRR calculation further assumes the JPM repurchase facility will remain available over the life of these investments.
(3) The IRR for the investments shown in the above table reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assumes extensions as well as the cost of borrowings and derivative instruments under the Wells Facility. There can be no assurance the actual IRRs will equal the underwritten IRRs shown in the table. See “Risk Factors” in the Company’s
Annual Report on Form 10-K for the year ended December 31, 2011 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Portfolio Overview
Diversified Investment Portfolio with Amortized Cost Basis of $666 million
Weighted Average IRR of Approximately 14.7%
(1)
Net Invested Equity at Amortized Cost Basis ($000s) Gross Assets at Amortized Cost Basis ($000s)
As of March 31, 2012.
(1) The IRR for the investments shown in the above charts reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assumes extensions as well as the cost of borrowings and derivative instruments under the Wells Facility. There can be no assurance the actual IRRs will equal the underwritten IRRs shown in the charts. See “Risk Factors” in the
Company’s Annual Report on Form 10-K for the year ended December 31, 2011 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments over time.
AAA CMBS
50%
First Mortgages
16%
Subordinate
Loans
27%
Repurchase
Agreements
7%
AAA CMBS
14%
First Mortgages
13%
Subordinate
Loans
58%
Repurchase
Agreements
15%

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Loan Portfolio Diversification
As of March 31, 2012, first mortgages and subordinate loans represented 71% of
ARI’s investment portfolio’s net equity
The loan portfolio is diversified by property type and geographic location
Loan Portfolio - Geographic Diversification by Net
Equity
(1)
Loan Portfolio - Property Type by Net Equity
(1)
(1) Does not include CMBS or repurchase agreement investment secured by CDO bond.
(2) Other category includes the subordinate financing on a ski resort.
Hotel
47%
Office
13%
Retail
26%
Other (2)
14%
Northeast
50%
Southeast
5%
Mid-Atlantic
5%
Midwest
22%
West
18%

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI –Loan Portfolio - Maturity and Type
$24.0
$0
$47.4
$99.8
$65.4
$40.0
$0
$50.0
$8.9
$0
$20
$40
$60
$80
$100
$120
2012 2013 2014 2015 2016 2017 2018 2019 2020
Fully Extended Loan Maturity Schedule ($000s)
(1)
(1) Based upon Amortized Cost; Does not include CMBS or repurchase agreement investment secured by CDO bond.
Loan Position and Rate Type
(1)
ARI’s Loan Portfolio had an amortized cost basis of $288 million at March 31, 2012
Senior Fixed
46%
Mezzanine/
Preferred
Equity Fixed
30%
Mezzanine
Floating
12%
Subordinate
Loan Fixed
12%

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Loan Portfolio – Loan Level LTV (Through Last Invested Dollar)
(1) Ending LTV represents the loan-to-value as of the date of investment for all loans except the $32,000 New York, NY hotel loan, which is as of March 2011.
Description ($ in thousands) Location
Balance at
March 31, 2012
LTV (Senior
Mortgage) Ending LTV
(1)
First Mortgage - Hotel New York  31,739 $               0% 40%
First Mortgage - Office New York 27,587 $               0% 54%
First Mortgage - Hotel Maryland 25,491 $               0% 58%
First Mortgage - Hotel New York 24,000 $               0% 40%
Subordinate - Ski Resort California 40,000 $               32% 64%
Subordinate - Retail Various 30,000 $               58% 69%
Subordinate - Retail Virginia 25,397 $               60% 74%
Subordinate - Hotel Portfolio New York 25,000 $               40% 60%
Subordinate -Retail Various 20,000 $               58% 74%
Subordinate - Hotel  New York 15,000 $               51% 63%
Subordinate - Hotel New York 15,000 $               51% 65%
Subordinate - Office Michigan 8,939 $                 53% 70%
Total 288,153 $
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Senior Loan Portfolio
Description ($000’s)
Date of
Investment
Maturity
Date (1)
Original
Face
Amount
Current
Face
Amount Coupon
Amortization
Schedule
Property
Size
Current
Loan
Amount
Appraised
LTV (2)
Hotel
New York, NY
Jan-10 Feb-15 $32,000 $31,739 8.25% 30 year
151
rooms
$210/
key
40%
Office Condo (Headquarters)
New York, NY
Feb-10 Feb-15 28,000 27,587 8.00 30 year
73,419
sq. ft.
$377/
sq. ft.
54%
Hotel
Silver Spring, MD
Mar-10 Apr-15 26,000 25,491 9.00 25 year
263
rooms
$97/
key
58%
Hotel
New York, NY
Aug-10 Aug-12 24,000 24,000 8.00
Interest
only
155
rooms
$155/
key
40%
Total
.
.
$110,000 $108,817 8.31%
(1) Maturity date assumes all extension options are exercised.
(2) Appraised LTV represents the loan to value as of the date of investment for all loans except the $32,000 New York, NY hotel loan, which is as of March 2011.
(3) Interest rate includes 10% current payment with a 3% accrual.
Description ($000’s)
Date of
Investment
Maturity
Date
Original
Face
Amount
Current
Face
Amount Coupon
Amortization
Schedule
Property
Size
Current
Loan
Amount
Appraised
LTV (2)
Repurchase Agreement
(3)
Sept-10 Mar-14 $47,439 $47,439 13.00%
Interest
only
N/A N/A N/A
Total $47,439 $47,439 13.00%

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Subordinate Loan Portfolio
Description ($000’s)
Date of
Investment
Maturity
Date (1)
Original
Face
Amount
Current
Face
Amount Coupon
Amortization
Schedule
Current
Loan
Amount
Appraised
LTV (2)
Senior Mezz – Retail
Various
Dec-09 Dec-19
(3)
$30,000 $30,000 12.24%
Interest
only
$86/
sq. ft.
69%
Junior Mezz – Retail
Various
Dec-09 Dec-19
(3)
20,000 20,000 14.00
Interest
only
$91/
sq. ft.
74%
Office
Michigan
May-10 Jun-20 9,000 8,939 13.00 25 year
$82/
sq. ft.
70%
Ski Resort
California
Apr-11 May-17
(4)
40,000 40,000 13.25
Interest
only
$356/
key
64%
Hotel Portfolio
New York
(5)
Aug-11 July-16
(6)
25,000 25,000
11.49
(L+10.49%)
Interest
only
$339/
key
60%
Retail Center
Virginia
(7)
Oct-11 Oct-16
(7)
25,000 25,397 14.00
Interest
only
$281/
sq. ft.
74%
Hotel
(8)
New York
Jan-12 Jan-15 15,000 15,000 12.00
Interest
only
$484/
key
63%
Hotel
(9)
New York
Mar-12 Feb-16 15,000 15,000
11.50
(L+11.00%)
Interest
only
$310/
key
65%
Total
.
.
$179,000 $179,336 12.76%
(1)  Maturity date assumes all extension options are exercised
(2)  Appraised LTV represents the loan to value as of the date of investment.
(3) Prepayments are prohibited prior to the fourth year of the loan and any prepayments thereafter are subject to prepayment penalties ranging from 5% to 1%.
(4) Prepayments are prohibited prior to the third year of the loan and any prepayments thereafter are subject to prepayment penalties ranging from 5% to 1%.
(5) Includes a LIBOR floor of 1% and three one-year extension options subject to certain conditions and the payment of a 0.25% fee for the fourth and fifth year extensions.
(6) Prepayments are prohibited prior to February 2013 and any prepayments thereafter are subject to spread maintenance premiums.
(7) Interest rate of 14.0% includes a 10.0% current payment with a 4.0% accrual.  There are two one-year extension options subject to certain conditions.
(8) Includes a 1.00% origination fee, a one-year extension option subject to certain conditions and a 0.50% extension fee as well as a 1.50% exit fee.
(9) Includes a LIBOR floor of 0.50%, two one-year extension options subject to certain conditions and the payment of a 0.50% fee for the second extension.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – CMBS Portfolio
Face
Amortized
Cost
Remaining Weighted
Average Life with
Extensions (months)
Estimated
Fair Value Debt
Net
Equity at
Cost
TOTAL CMBS $324,798 $330,413 18 $330,896 $286,650 $44,246
AAA CMBS
CUSIP Description
07388YAB8 BSCMS 07-PW16 A2
07401DAB7 BSCMS 2007-PW18 A2
12513YAC4 CD 2007-CD4 A2B
46629MAB1 JPMCC 2006-LDP8 A2
61754KAC9 MSC 07-IQ14 A2
92978YAB6 WBCMT 07-C32 A2
AAA CMBS
CUSIP Description
07401DAB7 BSCMS 2007-PW18 A2
36246LAB7 GSMS 2007-GG10 A2
46630JAK5 JPMCC 2007-LDPX A2S
61751NAD4 MSC 2007-HQ11 A31
92978TAB7 WBCMT 2007-C31 A2

16 COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”) Financials

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Consolidated Balance Sheets
(in thousands—except share and per share data)
March 31, 2012 December 31, 2011
Assets:
Cash and cash equivalents 31,452 $                         21,568 $
Securities available-for-sale, at estimated fair value 151,964                          302,543
Securities, at estimated fair value 178,932                          251,452
Commercial mortgage loans, held for investment 108,817                          109,006
Subordinate loans, held for investment 179,336                          149,086
Repurchase agreements, held for investment 47,439                            47,439
Principal and interest receivable 5,959                               8,075
Deferred financing costs, net 1,308                               2,044
Other assets 14                                     17
Total Assets 705,221 $                       891,230 $
Liabilities and Stockholders' Equity
Liabilities:
Borrowings under repurchase agreements 355,257 $                       290,700 $
TALF Borrowings -                                        251,327
Derivative instruments, net 483                                  478
Accounts payable and accrued expenses 1,126                               1,746
Payable to related party 1,289                               1,298
Dividends payable 8,553                               8,703
Deferred revenue 136                                  -
Total Liabilities 366,844                          554,252
Stockholders' Equity:
Common stock, $0.01 par value, 450,000,000 shares authorized 20,561,032 shares issued and outstanding in 2012
and 2011, respectively 206                                  206
Preferred stock, $0.01 par value, 50,000,000 shares authorized and no shares outstanding -                                        -
Additional paid-in-capital 337,789                          336,209
Accumulated other comprehensive income 382                                  563
Total Stockholders' Equity 338,377                          336,978
Total Liabilities and Stockholders' Equity 705,221 $                       891,230 $

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Consolidated Statement of Operations
2012 2011
Net interest income:
Interest income from securities 5,323 $                    6,656 $
Interest income from commercial mortgage loans 2,234                        2,313
Interest income from subordinate loans 5,313                        1,909
Interest income from repurchase agreements 1,559                        60
Interest expense (3,242)                      (3,339)
Net interest income 11,187                     7,599
Operating expenses:
General and administrative expenses (includes $1,083 and $351 of non-cash
stock based compensation in 2012 and 2011, respectively) (2,036)                      (1,380)
Management fees to related party (1,289)                      (1,088)
Total operating expenses (3,325)                      (2,468)
Interest income from cash balances 1                                5
Realized gain on sale of securities 262                           -
Unrealized gain on securities 1,385 $                    26 $
Gain (loss) on derivative instruments (includes $(5) and $459 of unrealized
gains (losses) in 2012 and 2011, respectively) (417) $                      18 $
Net income 9,093 $                    5,180 $
Basic and diluted net income per share of common stock    0.43 $                       0.29 $
Basic and diluted weighted average common shares outstanding 20,966,426            17,551,828
Dividend declared per share of common stock 0.40 $                       0.40 $
Three months ended March 31,

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Reconciliation of Operating Earnings to Net Income
Three
Months Ended
March 31, 2012
Earnings Per Share
(Diluted)
Three
Months Ended
March 31, 2011
Earnings Per Share
(Diluted)
Operating Earnings:
Net income $9,093 $0.43 $5,180 $0.29
Adjustments:
Unrealized gains on securities (1,385) (0.06) (26)
-
Unrealized gains on derivative instruments 5 - (459) (0.02)
Non-cash stock-based compensation expense 1,083 0.05 351 0.02
Total adjustments: (297) (0.01) (134)
-
Operating Earnings $8,796 $0.42 $5,046 $0.29
Basic and diluted weighted average common shares outstanding 20,966,426 17,551,828